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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                    FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 4, 2001

                            COR THERAPEUTICS, INC.
            (Exact name of registrant as specified in its charter)

        Delaware                  0-19290                    94-3060271
(State of jurisdiction)    (Commission File No.)    (IRS Employer Identification
                                                                No.)

                             256 East Grand Avenue
                     South San Francisco, California 94080
             (Address of principal executive offices and zip code)

      Registrant's telephone number, including area code: (650) 244-6800

                                      1.
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Item 5.  Other Events

On June 4, 2001, COR Therapeutics, Inc., a Delaware corporation, announced that it intended to raise approximately $175,000,000 through a private placement of convertible senior notes. A copy of Cor's press release announcing the proposed offering is attached hereto as Exhibit 99.1.

Item 7.  Exhibits

Exhibit 99.1 Press Release, dated June 4, 2001, entitled "COR Therapeutics, Inc. Announces Proposed $175 Million Convertible Senior Notes Offering."

                                      2.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COR THERAPEUTICS, INC.

Dated:  June 4, 2001                   By:  /s/ Patrick Broderick
        ------------------                 ----------------------
                                           Patrick Broderick
                                           Senior Vice President
                                           and General Counsel

                                      3.